SUP-0101-1117

AB INTERNATIONAL GROWTH FUND, INC.

-AB International Growth Fund

Supplement dated November 2, 2017 to the Prospectus and Summary Prospectus dated October 31, 2017 (the “Prospectuses”), offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of AB International Growth Fund (the “Fund”).

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The Board of Directors of the Fund has approved changes to the Fund’s name to “AB Sustainable International Thematic Fund” and to the Fund’s principal investment strategy to reflect a focus on investing in securities of companies that are positively exposed to sustainable investment themes. Effective immediately, an additional portfolio manager has been added to the portfolio management team for the Fund. The following changes to the Fund’s name and principal investment strategies, which do not require stockholder approval, will be effective on or about January 8, 2018.

References in the Prospectuses to the Fund’s name are changed to “AB Sustainable International Thematic Fund”.

The first three paragraphs under the section “Principal Strategies” are replaced by the following:

The Fund invests in an international portfolio of equity securities of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes at the time of purchase.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies through its “top-down” process sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. Examples of these themes include climate, health and empowerment, and the themes are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries, with the stock selection process determining the geographic distribution of the Fund’s investments. The Fund may sell securities that no longer meet the investment criteria described above. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The following risk factors are added in the section “Principal Risks”:

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Effective immediately, the following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects the persons responsible for the day-to-day management of the Fund’s portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
William Johnston	Since November 2017	Senior Vice President of the Adviser

Daniel C. Roarty	Since 2011	Senior Vice President of the Adviser

Effective immediately, the following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus with respect to the Fund.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the AB Sustainable International Thematic Fund are made by the Adviser’s Thematic and Sustainable Equities Investment Team.

The following table lists the persons within the Thematic and Sustainable Equities Investment Team with the responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly or primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
William Johnston; since November 2017; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2012.

Daniel C. Roarty; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2012, and Chief Investment Officer of the Thematic and Sustainable Equities Team since 2013. Prior thereto, he was named sector head for the technology sector on the Global/International Research Growth team as of July 1, 2011, and team leader for that team in early 2012.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-1117

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